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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                               __________________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               October 16, 1995
                                                                ----------------


                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



          0-16431                                         41-1591444
--------------------------                    ----------------------------------
Commission File Number                         (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                    (Address of principal executive offices)



     (612) 661-6500
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Registrant's Telephone Number

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Item 5.   OTHER EVENTS

On October 16, 1995, TCF Financial Corporation announced that its board of directors declared a two-for-one stock split in the form of a 100 percent stock dividend payable November 30, 1995 to shareholders of record as of November 10, 1995. TCF Financial Corporation expects to declare its regular quarterly cash dividend of 31.25 cents per common share on October 24, 1995, to be paid November 30, 1995, prior to the stock split.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

     99.1 Press release dated October 16, 1995.

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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  October 19, 1995

                                   TCF FINANCIAL CORPORATION



                                   By   /s/Lynn A. Nagorske
                                        -----------------------------------
                                        Lynn A. Nagorske
                                   Its: President, Chief Operating Officer
                                          and Treasurer (Principal Financial
                                          Officer)


                                   By   /s/Mark R. Lund
                                        -----------------------------------
                                        Mark R. Lund
                                   Its: Senior Vice President, and Assistant
                                          Treasurer and Controller
                                          (Principal Accounting Officer)